Exhibit 99.1

Press Release

Tri-Isthmus Group, Inc. Announces Stock Symbol Change

from VSCE.OB to TISG.OB

LA JOLLA, Calif. -- January 4, 2006. Tri-Isthmus Group, Inc. (the "Company" or "TIGroup") (TISG.OB) began trading under its new stock symbol, TISG.OB, on December 30, 2005 (the "Effective Date").

TIGroup (formerly known as Vsource, Inc and trading under the previous symbol VSCE.OB) is informing its shareholders that old shares of the Company will be cancelled and new shares will be issued immediately. The Company encourages all shareholders to exchange the shares before the due date. The Company has also changed its CUSIP number to 89557N109. The old CUSIP number of 92908B303 will no longer be valid and shares with the old CUSIP number will not be tradable.

U.S. Stock Transfer Corporation, the Company's stock transfer agent, will mail to each registered shareholder of the Company ("Registered Shareholder") a Letter of Transmittal and Acceptance Form and a cover letter, by first class mail to the address of the Registered Shareholder, as it appears on the Register of Holders on the Effective Date.

Below is the outline of the steps necessary to have new shares issued:

  Following industry standard practices, prevailing legislation and the instructions to the Letter of Transmittal and Acceptance Form, ensure that each Share Certificate submitted for exchange has been properly deposited by ensuring any signatures, guarantees or ancillary documentation is provided in proper order to support the Shareholder's request for exchange, as required;

  Cancel such Share Certificates properly presented;

  Upon receipt of the Share Certificates, Letter of Transmittal and Acceptance Form from the Registered Shareholders, Certificates are issued for the "New Company" Shares on the basis described above for all share certificates properly presented and validly submitted for exchange;

Please note the above procedure is for Registered Shareholders only. The Company name change and procedure for Beneficial Shareholders (shares held by a Brokerage house or Institution) will be completed by the Brokerage House or Institution holding the shares. If there is any further questions about this procedure please call the office for instructions at the number listed below.

Investor relations information is expected to be available in January 2006 at the Company's new web site www.tig3.com.

About Tri-Isthmus Group, Inc.

TIGroup™ is a public holding company focused on the acquisition of private businesses in the healthcare, business and energy services sectors. The company actively seeks out profitable or near profitable businesses that provide a platform for accelerated growth via additional acquisitions and attractive internal growth dynamics. The TIGroup™ team, board and advisory board combine significant experience in operations, acquisitions, financing, asset management, turnarounds and the management of private and public companies.

TIGroup has offices in La Jolla, CA, and is listed on the OTCBB, trading symbol TISG.OB.

Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including, among others (i) prospective business opportunities and (ii) Tri-Isthmus Group's potential strategies for redirecting and financing its business. Forward-looking statements are statements other than historical information or statements of current condition. These statements involve risks and uncertainties that cannot be predicted or quantified, and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include the factors detailed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. These statements speak as of the date of this release, and the Company undertakes no obligation to update these statements in light of future events or otherwise.

Vsource and the Vsource logo are registered trademarks of Vsource, Inc.

For more information contact: David Hirschhorn at (818) 887-6659.